Exhibit 99.1

Jerrick Media Holdings, Inc. Investor Presentation 2019 Business Plan JM D A

This presentation includes forward - looking statements that are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 . While these statements are made to convey to the public the company’s progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward - looking statements represent management’s opinion . Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described . The company’s operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company’s periodic filings with the US Securities and Exchange Commission. The company undertakes no obligation to update the results of these forward - looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events. This presentation does not constitute an offer to sell securities including but not limited to within any jurisdiction in which the sale of such securities would be unlawful. This presentation does not constitute a solicitation or offer to sell securities. Any securities which may be offered by the company as contemplated by the terms described herein will be offered without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon the exemption from registration afforded by Section 4(2) of the Securities act and Regulation D, Rule 506 promulgated thereunder. Such offer and the information set forth herein have not been reviewed, approved or disapproved, nor has the accuracy or adequacy of the information set forth herein been passed upon, by the Securities and Exchange Commission or any state securities administrator. Any representation to the contrary is a criminal offense. An investment in the securities offered by the company is speculative and involves a high degree of risk. Investment in the securities offered hereby is suitable only for persons of substantial financial means who can afford a total loss of their investment. Forward Looking Statements

Jerrick Media Holdings, Inc. (OTCQB: JMDA) gives technology products and companies the resources and opportunities to make ideas reality. Jerrick T e chnol o g y P a r tne r s Global JM D A

Jerrick Media Holdings, Inc. (OTCQB: JMDA)
Jerrick Technology
Jerrick Partners
Jerrick Global
Vocal
Technology platform for creators
Vocal for Brands
Content studio, production, etc.
What to Buy
Social ecommerce / affiliate infrastructure
OG Collection
Collection of photos, videos, art
Cacher Studios
Contemporary fashion studio
Maven Tech
Fin-tech platform to solve MiFID
Abacus
Bespoke opportunities
VMENA
Long-form social platform
E-commAgency
E-commerce platform for makers
ModSquad
Human powered moderation platform
After Hours
E-commerce store to sell assets
Australia
UK
Canada
New Zealand
Middle East
Israel
South Korea
South America

Jerrick Technology Partners Global

Great Products + Low Pricing + Automation = Accelerated Volume Jerrick T e chnol o g y P a r tne r s Global Build and acquire great products Expand TAM (Total Accessible Market) Lower cost and higher value Pursue volume and scale Analyze, optimize and integrate Jerrick’s logic system Quick & efficient acquisition of customers and products. JM D A

Attract content consumers Jerrick T e chnol o g y P a r tne r s Global Scale registered creators Convert registered creators Jerrick’s growth strategy Attract Drive content consumers to become registered creators as well as attract and convert an audience while utilizing intuitive technology and monetization tools. Scale Creators grow their audience in the Vocal ecosystem and its sister platforms. Convert Prompt registered creators and their audience to upgrade to the right premium plans and features developed from user insights. Apply data to improve and perpetuate Jerrick’s business formula for growth and sustainability. JM D A

We make insightful decisions based on derived data and human insight. Jerrick T e chnol o g y P a r tne r s Global We apply design horizontally, ensuring we build and acquire the right products. We use storytelling to stand out in the changing landscape of content and distribution channels. We optimize technology to build scalable companies that build scalable products. JM D A Jerrick’s principles Creating the product is art, scaling it is science.

Jerrick Technology builds products that influence millions of people worldwide. Jerrick T e chnol o g y P a r tne r s Global JM D A

Vocal is changing the way people create, discover, and earn from their stories. Watch the video Jerrick T e chnol o g y P a r tne r s Global

Vocal

# The information age has produced a multitude of platforms for content creation and consumption.

Every 60 seconds on the Internet:

**1,440**
Posts published on WordPress

**4,500,000**
YouTube videos viewed

**347,222**
People on Instagram

**1,000,000**
Twitch videos viewed

**87,500**
People Tweeting

**40,000**
Hours listened on Spotify

Jerrick Technology Partners Global

Source: smartinsights.com

Discovery It is a struggle for creators to get discovered because of content congestion. Com p en s a tion It is difficult for creators to be financially rewarded for their content . Bad actors It is complicated for platforms to moderate and maintain a safe environment. Unprecedented content creation has caused significant problems on the Internet: Jerrick T e chnol o g y P a r tne r s Global

Product fragmentation It’s getting even harder for creators to keep up in a rapidly evolving digital landscape. New technology Freelancer / Gig economy Jerrick T e chnol o g y P a r tne r s Global

Jerrick’s platform Vocal solves these problems by providing storytelling tools and engaged communities for creators to get discovered and fund their creativity. Jerrick T e chnol o g y P a r tne r s Global

Here is why creators choose Vocal as their partner: Access to the community Vocal provides a free - flowing idea meritocracy with best - in - class content creation tools. Support of the creator Vocal partners with creators to help them fund their creativity and build their audience . A safe environment for all Moderation and compliance create trust and longevity between Vocal and its users. Jerrick T e chnol o g y P a r tne r s Global

Create. Share. Earn. How Creators Utilize Vocal’s Ecosystem Jerrick T e chnol o g y P a r tne r s Global

Create stories effortlessly Simply add photos and text or embed videos and music. Vocal provides the creator with tools to showcase just about anything in a long form storytelling format. Jerrick T e chnol o g y P a r tne r s Global

Vocal integrations mean a better user experience By leveraging user insights, we have been able to develop features and collaborate with the right industry leaders to streamline and improve Vocal’s creator workflows. Vocal partnered with Unsplash to give creators access to over 850,000+ royalty free, curated photographs directly in the platform’s creator workflow. Jerrick T e chnol o g y P a r tne r s Global

Vocal is part of a growing ecosystem of open platforms Jerrick T e chnol o g y P a r tne r s Global Whether it's a YouTube video, Spotify playlist or Amazon product, Vocal is designed to let creators of all types easily embed almost anything they create or discover into their stories. Vocal enhances a creator’s growing audience and their native choice of social platforms.

Create. Share. Earn. How Creators Utilize Vocal’s Ecosystem Jerrick T e chnol o g y P a r tne r s Global

Support from monetization Safety from hybrid moderation Submit to Vocal’s communities Self - amplify through social channels Cycle to success Monetization incentivizes creators to perpetuate behavior. Vocal provides a simplified cycle for creators — from idea inception to sharing with an engaged audience — all in a safe and moderated environment. Jerrick T e chnol o g y P a r tne r s Global

Expanding communities Vocal communities are enhanced by new creators, their ideas, and audiences. A diversified and democratized platform creates a self - fulfilling cycle of audience amplification. Jerrick T e chnol o g y P a r tne r s Global

Publish story on a Vocal community Vocal community discovers story Story is discovered on social Story is discovered through SEO Collective strength Vocal’s ecosystem allows creators to build success through a combination of tools for idea communication. Accretive behavior leads to best practice SEO (search engine optimization) for broad content discovery. Jerrick T e chnol o g y P a r tne r s Global

Vocal

# Vocal means value

Vocal's unique architecture of communities and long-form structures distinguishes it from other platforms, creating outsized lifespans for content and sustainable value.


Lifespan of content
1+ years
30+ days
1+ days
21 hours
5 hours
15 min
Twitter
Facebook
Instagram
LinkedIn
YouTube
Vocal

Jerrick Technology Partners Global

Create. Share. Earn. How Creators Utilize Vocal’s Ecosystem Jerrick T e chnol o g y P a r tne r s Global

Vocal integrated Stripe, a secure cloud based payment processor providing reliability, scalability, and security to the creative communities. Creators are rewarded Jerrick and its Vocal platform support the growing need of its creative communities in the “sharing economy.” Collaborating with institutional payment processors provides a needed connectivity for content monetization. Jerrick T e chnol o g y P a r tne r s Global

Proprietary engagement algorithm determines value based on scroll behavior and time engaged Earn from engagement Creators’ audience size is as important as the quality of the audience’s engagement. Vocal’s “read algorithm” recognizes the importance of both, and is designed to reward creators accordingly. Jerrick T e chnol o g y P a r tne r s Global

Vocal

# Earn from micropayments

Vocal makes it easy for a creator's audience to show appreciation by Tipping. It is a simple process secured by Stripe. Vocal's open architecture is designed to facilitate future transactional opportunities such as tokenization and associated fees.

---

 Pay

Vocal integrated Apple Pay to reduce friction on the checkout process for micropayments from its user's largest technology segment.


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Jerrick Technology Partners Global

Jerrick’s growth and investment strategy is an integral part of its product design ideology. The Vocal platform surfaced derivative opportunities and strategies for its parent company Jerrick Media Holdings, Inc. Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Scale A tt r act How Jerrick Applies Its Growth Strategy to Vocal Jerrick T e chnol o g y P a r tne r s Global

Vocal

Attract

# Creator self-amplification

New creators expand communities by attracting their organic audience to Vocal through third party tools and social media. Vocal guides those audiences through conversion opportunities and journeys on its platform. Creator self-amplification contributes to a sustainable ecosystem.



Creators publish their stories on Vocal
Creators share their Vocal stories through tools and social media
Creators' audience enters the Vocal ecosystem
Creators' audience is prompted to join Vocal

Jerrick Technology Partners Global

Data driven creative campaigns Third party data targeting First party data / user insights Customer acquisition Vocal data - amplification Internally developed campaigns and user behavior generates first party data funnels. Customer conversions provide new insights advancing design, development, and user experience. First party data is a key component of a sustainable and scalable ecosystem. A tt r act Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Scale A tt r act How Jerrick Applies Its Growth Strategy to Vocal Jerrick T e chnol o g y P a r tne r s Global

Scale 1,500 Creators EOY 2016 135,000 Creators EOY 2017 360,000 Creators EOY 2018 1,000,000 Creators Projected EOY 2019 Data funnels scale Vocal’s accretive user experience is optimized by Jerrick’s business intelligence unit . Enhancing first party data with third party tools exponentially grows the Vocal ecosystem including creators, brands, and their audiences . 410,000 Creators As of 4/15/19 Jerrick T e chnol o g y P a r tne r s Global

Watch the video Creator VIP treatment Platform metrics identify promising creators for future development. By collaborating with industry specialists, Vocal’s creator on - boarding team provides cost effective marketing assets and derived data to maximize awareness. Scale Vocal partnered with award - winning motion design studio Algo to create real - time, data - driven videos to promote creators at scale. Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Scale A tt r act How Jerrick Applies Its Growth Strategy to Vocal Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Vocal Rewards In keeping with Vocal’s ideology, creators are rewarded for contributing to the platform’s collective success with the introduction of talented new creators and their audiences. Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Vocal Challenges Challenges incentivize quality in a growing creative ecosystem. Gamification leads to lower customer acquisition costs and increased creator retention, while providing the community additional monetization features. Jerrick T e chnol o g y P a r tne r s Global

Co n v e r t Vocal Pro Brand collaboration, increased monetization, challenges and rewards, all incentivize creators to upgrade their Vocal accounts to a paid subscription. Jerrick T e chnol o g y P a r tne r s Global

Vocal for Brands is a content studio that generates actionable data from marketing campaigns powered by Jerrick Technology. Jerrick T e chnol o g y P a r tne r s Global

Advertising Storytelling The future for brand communication is non - interruption based marketing. Storytelling is hard. Getting results from the right audience is even harder. Vocal for Brands makes it easy to tell a story. Pairing a brand with the right creators produces meaningful content and generates actionable data. Jerrick T e chnol o g y P a r tne r s Global

Vocal for Brands

# Why Vocal for Brands?

Storytelling on Vocal reaches an audience without interruption. Authentic and entertaining stories speak directly to consumers, driving an emotional connection that converts. Vocal for Brands' campaigns perform well above industry average key performance indicators (KPIs).

| | Industry Average | Vocal for Brands |
|---|---|---|
| Active Reading Time | 73 seconds | 157 seconds |
| Click-Through Rate | 0.25% | 2.1% |
| Cost Per Read | $1.50 | $0.50 |

Data provided by Pressboard, Google Analytics & Mixpanel

Jerrick Technology Partners Global

Transparent measurements Vocal for Brands and Jerrick’s business intelligence unit provide brands with proactive insights and in - flight optimization strategies. Process efficiencies lead to lower end of funnel costs. Recurring campaigns generate additional accretive data, while simultaneously growing Vocal's communities and underlying platform value. Jerrick T e chnol o g y P a r tne r s Global

Vocal for Brands

# Case studies

Vocal for Brands has helped companies build brand affinity and drive conversions by reaching a targeted audience and talking about their products in more authenticways.


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Jerrick Technology Partners Global

WhatToBuy is a community curated e - commerce platform complementary to Jerrick’s collaborative growth strategy. Jerrick T e chnol o g y P a r tne r s Global

Social registry The WhatToBuy e - commerce platform leverages core design and development principles from its sister platform Vocal, including moderation and a community - first architecture . Jerrick T e chnol o g y P a r tne r s Global

E - comm Agency is a Jerrick acquisition opportunity and a full - service e - commerce marketing agency. Jerrick T e chnol o g y P a r tne r s Global E - comm Agency

E-comm Agency

# Leveraging its client base

Direct to consumer brands require a next generation suite of tools to apply data. The agency will introduce Vocal for Brands' solutions to its existing 100+ clients and Jerrick will reciprocate. Together the companies maximize the value of the other's portfolio of clients and services.

Services

| | | |
|---|---|---|
| Branding and design | Content marketing | Email marketing |
| Enhanced brand content | Listing optimization | Amazon storefront design |
| Inbound marketing | PPC management | Product photography |
| SEO | Social media marketing | Web design |

Jerrick Technology Partners Global

Advancing partnerships The agency is a member of industry leadership programs sponsored by Amazon, Hubspot, Shopify, and more. Utilizing its growth strategy, Jerrick Technology will rapidly expand the total addressable market (TAM) for the agency and further leverage the value of their established partnerships. Pl a t f orms Software Jerrick T e chnol o g y P a r tne r s Global E - comm Agency

Project ModSquad is a vision sprint proposal funded and developed by Jerrick Technology. Its mission is to solve scalable human moderation in the social media space. Jerrick T e chnol o g y P a r tne r s Global Project ModSquad

Algorithms aren’t enough An increasing amount of nefarious content is being shared on user - generated social platforms, creating reputational risk and brand safety concerns . Jerrick T e chnol o g y P a r tne r s Global Project ModSquad

Project ModSquad

# Meet ModSquad

ModSquad provides platforms with mechanisms to effectively identify and escalate potentially undesirable or even dangerous social media content. This content is often outside an algorithm's accuracy score. Jerrick's safe, hybrid moderation process is an important feature for the future security of a global Internet.


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Project ModSquad

# Moderation marketplace

ModSquad's marketplace generates revenues between an external moderator community and platforms. Quality is maintained through a hybrid of human moderation and assisted machine learning. Collective moderation is more powerful than any independent person or single algorithm.


Platforms
Platforms pay $ per moderated content
Moderators earn $ per moderated content
Moderators

Jerrick Technology Partners Global

The success of Vocal expanded a network of technology collaborators and sophisticated investors. Jerrick Partners leverages this group’s management, positive selection, and valuable data. Jerrick T e chnol o g y P a r tne r s Global JM D A

Project Maven is a vision sprint proposal funded through a Jerrick Partners SPV and developed in collaboration with Jerrick Technology. Its mission is to solve current problems related to providing institutional research. Jerrick T e chnol o g y P a r tne r s Global Project Maven

Maven for MiFID MiFID (Markets in Financial Instruments Directive) creates a disruptive regulatory issue for institutional research departments. Maven is a centralized platform that will provide research institutions and analysts the ability to publish, monetize, and process valuable data in a transparent and compliant environment. Jerrick T e chnol o g y P a r tne r s Global Project Maven

Cacher Studios is a new direct to consumer lifestyle and fashion brand. Jerrick Partners supports development and marketing needs in exchange for equity in high growth startups. Jerrick T e chnol o g y P a r tne r s Global

Cacher + Jerrick Partners Brand opportunities are created at multiple points along a company’s growth trajectory. Jerrick Partners helps leverage these milestones by providing data, resources, and a growth strategy in exchange for equity or direct revenue participation. Candidates identified by Jerrick Partners’ investment committee are validated by Jerrick’s business intelligence unit. Jerrick T e chnol o g y P a r tne r s Global

Project OG is a collection of archival images and content spanning three decades (1970s — 1990s). In collaboration with Jerrick Technology, Jerrick Partners intends on generating revenues and securing credit with the underlying value of the collection’s assets. Jerrick T e chnol o g y P a r tne r s Global Project OG

Project OG

# Revitalizing value

Project OG revitalizes archival imagery and media content in legacy portfolios. Together, human curation and historical data can create scalable and definable value for dormant content including photographs, media, and print libraries.

## The Collection

| | |
|---|---|
| **80,000**<br>35mm Slides | **15,000**<br>120mm Slides |
| **8,000**<br>Sketches / Art | **10,000**<br>Photos / Documents / etc. |

**$70-$100**
Sales range per item

## Market Validation

EBTH

liveauctioneers

ebay

Jerrick Technology Partners Global

Supply and demand After Hours is Project OG’s exclusive members only e - commerce platform. Utilizing data - driven limited release strategies provides sellers an important tool for balancing a distinct collection’s supply while growing its demand. Derivative affiliate and drop shipping opportunities increase revenues and platform value for Jerrick Partners. Project OG Jerrick T e chnol o g y P a r tne r s Global

Jerrick Global is the application of Jerrick’s macro business and design theories for expanding business opportunities in a global digital community. Jerrick T e chnol o g y P a r tne r s Global JM D A

Content without borders Adoption of social media platforms on a worldwide basis has disrupted traditional business models. Improved moderation technology and safe social platform environments are the solution to expanding congestion of subjective opinions and the search to disseminate objective truths. Jerrick T e chnol o g y P a r tne r s Global

Franchising is optimizing Jerrick Global builds localized business franchises, combining bespoke development with reduced capital expenditures. Optimizing and leveraging Jerrick’s technology and growth strategy generates outsized value for a geographical location, as well the shareholders of Jerrick Media Holdings, Inc. (OTCQB: JMDA). Jerrick T e chnol o g y P a r tne r s Global

JM D A Investor Relations Chelsea Pullano ir@jerric k . m e dia 201 - 258 - 3770 Jerrick T e chnol o g y P a r tne r s Global